UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2014

BioSig Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-190080	26-4333375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12424 Wilshire Boulevard, Suite 745 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 820-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                      Unregistered Sales of Equity Securities.

On September 12, 2014, the Company consummated the final closing under the Securities Purchase Agreement, dated August 15, 2014, by among the Company and certain accredited investors (the “Purchase Agreement”) whereby  the Company issued to certain additional accredited investors (the “Additional Investors”) an aggregate of 156,000 shares of the Company’s Common Stock (the “Common Stock”) and five-year warrants to purchase an aggregate of 78,000 shares of Common Stock at an exercise price of $2.75 per share (the “Investor Warrants”), in exchange for aggregate consideration of $390,000.  In addition, in connection with the closing, each Additional Investor became party to that certain Registration Rights Agreement, dated as of August 15, 2014 (the “Registration Rights Agreement”). .

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2014, the Company consummated the first closing under the Purchase Agreement on August 15, 2014 pursuant to which the Company issued to the initial investors (the “Initial Investors” and together with the Additional Investors, the “Investors”) an aggregate of 225,200 shares of Common Stock, and Investor Warrants to purchase an aggregate of 112,600, in exchange for aggregate consideration of $563,000.

The shares of Common Stock and Warrants issued and sold to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(2) and Regulation D (Rule 506) under the Securities Act. Each Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act).

The foregoing summaries of the Purchase Agreement, the Investor Warrants and Registration Rights Agreement are not complete, and are qualified in their entirety by reference to the full text of the agreements that are exhibits to this Current Report on Form 8-K. Readers should review those agreements for a more complete understanding of the terms and conditions associates with this transaction.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1
Securities Purchase Agreement, dated as of August 15, 2014, by and between BioSig Technologies, Inc. and certain purchasers set forth therein (incorporated by reference to Exhibit 10.1 of the Form 8-K filed August 21, 2014).

10.2	Form of Warrant (incorporated by reference to Exhibit 10.2 of the Form 8-K filed August 21, 2014).
10.3
Registration Rights Agreement, dated as of August 15, 2014, by and between BioSig Technologies, Inc. and certain purchasers set forth therein (incorporated by reference to Exhibit 10.1 of the Form 8-K filed August 21, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: September 15, 2014                                                        By:   /s/ Gregory Cash
Name: Gregory Cash
Title: Chief Executive Officer